Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The components of income before income taxes were as follows:

	2017	2016	2015
U.S.	$10	$(3)	$18
Foreign	819	772	621
	$829	$769	$639

The provision for income taxes consisted of the following:

	2017	2016	2015
Current tax:
U.S. federal	$—	$(1)	$6
State and foreign	154	171	147
	$154	$170	$153
Deferred tax:
U.S. federal	$217	$19	$12
State and foreign	30	(3)	13
	247	16	25
Total	$401	$186	$178

The provision for income taxes differs from the amount of income tax determined by applying the U.S. statutory federal income tax rate to pre-tax income as a result of the following items:

	2017	2016	2015
U.S. statutory rate at 35%	$290	$269	$224
Tax on foreign income	(81)	(88)	(74)
Valuation allowance	9	(14)	21
Tax contingencies	6	11	13
Tax law changes	174	3	4
Other items, net	3	5	(10)
Income tax provision	$401	$186	$178

The Company benefits from certain incentives in Brazil which allow it to pay reduced income taxes. The incentives expire at various dates beginning in 2019. These incentives increased net income attributable to the Company by $14, $13 and $8 in 2017, 2016 and 2015.

The Company paid taxes of $154, $158 and $137 in 2017, 2016 and 2015.

The Tax Act resulted in significant changes from previous tax law, including reduction of the U.S. corporate tax rate from 35% to 21% and a one-time tax imposed on the unremitted earnings of other non-U.S. subsidiaries (the "transition tax"). The adjustments to deferred tax assets and liabilities, and the charge for the transition tax are provisional amounts based on reasonable estimates from the information available as of December 31, 2017. The amounts are subject to change as the Company obtains information necessary to complete the calculations. The Company will continue to review the technical interpretations of the Tax Act and other applicable laws, monitor legislative changes, and review U.S. state guidance as it is issued. The Company expects to complete the analysis of the provisional items during the fourth quarter of 2018.

As a result of the tax rate reduction, the Company has provisionally reflected a reduction in net deferred tax assets of $103 and a corresponding deferred income tax charge of $106 recorded in the consolidated statement of operations and an income tax benefit of $3 recorded in other comprehensive income. Federal income tax expense for periods beginning in 2018 will be based on the new rate. Additionally, the Company has recorded a provisional obligation of $82 for the transition tax and expects to be able to use foreign tax credit carryforwards to satisfy this obligation. Accordingly, the Company provisionally reversed $11 of deferred tax liabilities related to cumulative undistributed foreign earnings and recorded a charge of $25 for the usage of related foreign tax credits.

As of December 31, 2017 the Company has not provided deferred taxes on approximately $1,300 of earnings in certain non-U.S. subsidiaries because such earnings are indefinitely reinvested in its international operations. Upon distribution of such earnings in the form of dividends or otherwise, the Company may be subject to incremental foreign tax. It is not practicable to estimate the amount of foreign tax that might be payable. The Company continues to believe that these earnings are indefinitely reinvested; however, as the Company continues to evaluate the impacts of the Tax Act, the Company may change this assertion in a future period.

The components of deferred taxes at December 31 are:

	2017		2016
	Assets	Liabilities	Assets	Liabilities
Tax loss and credit carryforwards	$503	$—	$480	$—
Postretirement and postemployment benefits	43	—	63	—
Pensions	185	105	220	62
Property, plant and equipment	18	151	17	150
Intangible assets	—	128	—	128
Deemed repatriation tax	—	57	—	—
Asbestos	74	—	128	—
Accruals and other	87	44	125	78
Valuation allowances	(228)	—	(225)	—
Total	$682	$485	$808	$418

Tax loss and credit carryforwards expire as follows:

Year	Amount
2018	$15
2019	17
2020	30
2021	37
2022	166
Thereafter	151
Unlimited	87

Tax loss and credit carryforwards expiring in 2022 includes $152 of U.S. federal foreign tax credits and tax loss and credit carryforwards expiring after 2022 includes $128 of U.S. state tax loss carryforwards. The unlimited category includes $56 of French tax loss carryforwards.

Realization of any portion of the Company’s deferred tax assets is dependent upon the availability of taxable income in the relevant jurisdictions. The Company considers all sources of taxable income, including (i) taxable income in any available carry back period, (ii) the reversal of taxable temporary differences, (iii) tax-planning strategies, and (iv) taxable income expected to be generated in the future other than from reversing temporary differences. The Company also considers whether there have been cumulative losses in recent years. The Company records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company’s valuation allowances at December 31, 2017 include $207 related to the portion of U.S. state tax loss carryforwards that the Company does not believe are more likely than not to be utilized prior to their expiration. The Company’s ability to utilize state tax loss carryforwards is impacted by several factors including taxable income, expiration dates, limitations imposed by certain states on the amount of loss carryforwards that can be used in a given year to offset taxable income and whether the state permits the Company to file a combined return. The Company has not yet been able to make a reasonable estimate of the impact of the Tax Act's transition tax on state taxable income and any related impact on this valuation allowance.

In 2016, the Company recorded a net benefit of $31 to release the valuation allowance against its net deferred tax assets in Canada. The Company's operations in Canada recently returned to profitability in part due to benefits from recent restructuring actions and improved cost performance. Based on current projections, the Company believes it is more likely than not that it will realize the deferred tax assets. The Company's loss carryforwards in Canada expire at various dates beginning in 2026. If future changes impact the Company's profitability in Canada, it is possible that the Company may record an additional valuation allowance in the future.

Management’s estimates of the appropriate valuation allowance in any jurisdictions involve a number of assumptions and judgments, including the amount and timing of future taxable income. Should future results differ from management’s estimates, it is possible there could be future adjustments to the valuation allowances that would result in an increase or decrease in tax expense in the period such changes in estimates are made.

A reconciliation of unrecognized tax benefits follows:

	2017	2016	2015
Balance at January 1	$27	$28	$26
Additions for prior year tax positions	6	13	13
Reductions to prior period tax positions	(2)	—	—
Lapse of statute of limitations	—	(2)	—
Settlements	(4)	(12)	(9)
Foreign currency translation	2	—	(2)
Balance at December 31	$29	$27	$28

The Company’s unrecognized tax benefits include potential liabilities related to transfer pricing, foreign withholding taxes, and non-deductibility of expenses and exclude $1 of interest and penalties as of December 31, 2017.

In 2016, the Spanish tax authorities concluded audits of Mivisa's Spanish tax operations for the years 2009 to 2014. In connection with the audits, the Company recognized a charge of $8 to settle certain tax contingencies. In 2015, the increase for prior year positions related to an unfavorable tax court ruling in Spain.

The total interest and penalties recorded in income tax expense was less than $1 in 2017 and 2016 and $3 in 2015. As of December 31, 2017, unrecognized tax benefits of $29, if recognized, would affect the Company's effective tax rate.

The Company’s unrecognized tax benefits are not expected to increase over the next twelve months and are expected to decrease as open tax years lapse or claims are settled. The Company is unable to estimate a range of reasonably possible changes in its unrecognized tax benefits in the next twelve months as it is unable to predict when, or if, the tax authorities will commence their audits, the time needed for the audits, and the audit findings that will require settlement with the applicable tax authorities, if any.

The tax years that remained subject to examination by major tax jurisdictions as of December 31, 2017 were, 2006 and subsequent years for the U.K.; 2009 and subsequent years for Spain; 2010 and subsequent years for Germany; 2012 and subsequent years for Mexico; 2013 and subsequent years for Italy and Brazil; 2014 and subsequent years for Canada; and 2015 and subsequent years for France and the U.S.. In addition, tax authorities in certain jurisdictions, including France and the U.S., may examine earlier years when tax carryforwards that were generated in those years are subsequently utilized.